                                                                    EXHIBIT 10.2

                           8% CONVERTIBLE DEBENTURES

          NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND APPLICABLE STATE LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

          THIS DEBENTURE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND CONVERSION SET FORTH IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 22, 1999, BY AND BETWEEN THE COMPANY AND THE ORIGINAL HOLDER HEREOF. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.


No. __                                                      $ ________________

                           BOSTON LIFE SCIENCES, INC.
                8% CONVERTIBLE DEBENTURES DUE SEPTEMBER 22, 2003

          Boston Life Sciences, Inc., a Delaware corporation (the "Company"),
                                                                   -------
for value received hereby promises to pay to [Insert Holder] or its registered assigns ("Holder") the principal sum of ____________Dollars at the Company's
          ------
office or agency for said purpose in New York, New York on September 22, 2003 in such coin or currency (or, as provided herein, at the Holder's option in Common Stock) of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts at the last address of the Holder (as defined herein) last appearing on the Register (as defined herein).

          This Debenture is one of a duly authorized issue of 8% Convertible Debentures, due September 22, 2003 of the Company (the "Debenture") referred to
                                                        ---------
in the Securities Purchase Agreement (the "Purchase Agreement"), dated as of
                                           ------------------
September 22, 1999, by and among the Company and the Purchasers listed on
Schedule I thereto. The Debentures are subject to the terms and conditions of the Purchase Agreement. The Company agrees to issue from time to time replacement Debentures in the form hereof to facilitate any transfers and assignments as are made consistent with the terms hereof and the Purchase Agreement. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Company, the Company also agrees to issue replacement Debentures for securities which have been lost, stolen, mutilated or destroyed as set forth below.

          The Company shall keep at its principal office a register (the "Register") in which shall be entered the names and addresses of the registered
 --------
holders of the Debentures and particulars of the respective Debentures held by them and of all transfers of such Debentures. References to the "Holder" or
                                                                  ------
"Holders" shall mean the Person listed in the Register as the payee of any
 -------
Debenture unless the payee shall have presented such Debenture to the Company for transfer and the transferee shall have been entered in the Register as a subsequent holder, in which case the term shall mean such subsequent holder; provided, however, that the Company shall have no obligation to register any
--------  -------
purported transfer of this Debenture unless such transfer is made in accordance with the terms and conditions hereof and of the Purchase Agreement. The ownership of the Debentures shall be proven by the Register, absent manifest error. For the purpose of paying interest and principal on the Debentures, the Company shall be entitled to rely on the names and addresses in the Register and, not withstanding anything to the contrary contained in this Debenture, absent manifest error no Event of Default shall occur under Section 3.1(a) if payment is made in accordance with the name, address and other particulars contained in the Register.

          No provision of this Debenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of and interest on this Debenture at the place, times, rate, and in the currency, herein prescribed.

          The principal of this Debenture shall bear interest at the rate of 8% per annum (the "Interest Rate"), which interest shall accrue daily from the most
                -------------
recent Interest Payment Date on which interest has been paid on this Debenture and shall be payable semi-annually on July 1 and January 1 of each year (an "Interest Payment Date"), commencing on January 1, 2000, to the Holder hereof
 ---------------------
until the principal amount is paid or made available for payment. The interest so payable on any Interest Payment Date will be paid in cash or an equivalent value of the Company's Common Stock calculated based upon the Average Price (as defined herein) as of such Interest Payment Date, at the Company's option, subject to certain conditions contained herein, to the Holder of this Debenture at the close of business on the Record Date for the interest payable on such Interest Payment Date.

          The "Record Date" for any interest payment is the close of business on
               -----------
December 15 or June 15, as the case may be, whether or not a Business Day, immediately preceding the Interest Payment Date on which such interest is payable.

          Any amounts that have become due and payable hereunder and remain unpaid by the Company after expiration of any applicable grace period for such payment provided herein shall accrue interest thereafter until payment in full of such amount at the rate of twenty percent (20%) (the "Default Rate") per
                                                         ------------
annum and shall be payable upon demand by the Holder.

          Interest, whether at the Interest Rate or the Default Rate, will be computed on the basis of a fraction, the denominator of which is 365 (or 366 for any leap year) and the numerator of which is the actual number of days elapsed from the date such interest begins to accrue, in the case of the Interest Rate, or becomes due and payable, in the case of the Default Rate.

          Each of the Interest Rate and the Default Rate shall be effective both before and after any judgment may be rendered in a court of competent jurisdiction, provided, however, that if either the Interest Rate or Default
              --------  -------
Rate is deemed to be in excess of the amount permitted to be charged by the Company under applicable laws, the Holder shall be entitled to collect an Interest Rate or Default Rate, as the case may be, only at the highest rate permitted by law, and any interest collected by the Holder in excess of such lawful amount shall be deemed a payment in reduction of the principal amount then outstanding under this Debenture and shall be so applied.

          The principal of, and interest on, this Debenture are payable in coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, at the last address of the Holder last appearing on the Register (in the case of interest, as of the Record Date), except that interest due on the principal amount (but not interest overdue for more than five (5) Business Days), may, at the Company's option be paid in shares of Common Stock calculated based upon the Average Price (as defined herein) as of the applicable Interest Payment Date. Except with respect to interest overdue for more than five days, it shall be assumed that the Company shall elect to make all payments of interest in Common Stock unless the Company shall have given written notice to each Holder not less than five (5) Business Days prior to the applicable Interest Payment Date of its intention to pay such interest in cash. Notwithstanding anything to the contrary contained herein, the Company may not issue shares of Common Stock in payment of interest due on the principal amount if: (i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all other purposes is insufficient to pay interest hereunder in shares of Common Stock or there is an insufficient number of authorized shares of Common Stock reserved (pursuant to Section 3.6(b) of the Purchase Agreement) for issue for full conversion of all of the Debentures issued pursuant to the Purchase Agreement; (ii) such shares are not either registered for resale pursuant to the Registration Statement by the Effective Date (as such terms are defined in the Registration Rights Agreement (as defined herein)) or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance acceptable to the Holder and the transfer agent for such shares, subject to the receipt by the Company and such counsel of a representation from such Holder that it is not an affiliate of the Company for purposes of Rule 144 promulgated under the Act; (iii) such shares are not listed or quoted on the Nasdaq (as defined herein) or a Subsequent Market (as defined herein); (iv) the issuance of such shares would result in the recipient thereof owning more than 9.99% of the issued and outstanding shares of Common Stock; or
(v) an Event of Default has occurred and is continuing or an event that, with the passage of time or giving of notice or both would constitute an Event of Default, has occurred and is continuing. The number of issued and outstanding shares of Common Stock directly held by the Holder shall not limit the Company's right to pay interest in the form of Common Stock. In the event that the Company is prohibited from paying interest in Common Stock pursuant to this paragraph, such interest shall be paid in cash without regard to whether the Company provided notice of its intention to pay such interest in cash.

                                   ARTICLE I

                                  DEFINITIONS

          1.1  Certain Terms Defined.  The following terms (except as otherwise
               ---------------------
expressly provided or unless the context otherwise clearly requires) for all purposes of this Debenture shall have the respective meanings specified below. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with generally accepted accounting principles (as defined herein). Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement. The terms defined in this Section 1.1 include the plural as well as the singular.

          "Acceleration Notice" has the meaning set forth in Section 3.1.
           -------------------

          "Affiliate" of any Person means any other Person directly or
           ---------
indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Appraiser" shall mean a nationally recognized or major regional
           ---------
investment banking firm or firm of independent certified public accountants of recognized standing.

          "Authorization Date" has the meaning set forth in Section 4.8.
           ------------------

          "Average Price" on any date means (x) the sum of the Per Share Market
           -------------
Value for the ten (10) Trading Days immediately preceding such date minus (y) the highest and lowest Per Share Market Value during the ten (10) Trading Days immediately preceding such date, divided by (z) eight (8).

          "Board of Directors" means either the Board of Directors of the
           ------------------
Company or any committee of such Board duly authorized to act hereunder.

          "Business Day" means any day except a Saturday, Sunday or other day on
           ------------
which commercial banks in the City of New York are authorized or required by law to close.

          "Capital Stock" means, with respect to any Person, any and all shares,
           -------------
interests, participations or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the Original Issue Date, including, without limitation, all Common Stock and all Preferred Stock.

          "Change of Control" means the occurrence of any of (i) an acquisition
           -----------------
after the date hereof by Person or "group" (as described in Section 13(d)(3) of the Exchange Act) of in excess of 51% of the voting securities of the Company,
(ii) a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the date hereof, or their duly elected successors who are directors immediately prior to such transaction, in one or a series of related transactions, (iii) the merger of the Company with or into another entity, unless following such transaction, the Holders of the Company's securities continue to hold at least 51% of the securities of the resulting company following such transaction, (iv) the consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii), (iii) or (iv).

          "Closing Date" has the meaning set forth in the Purchase Agreement.
           ------------

          "Common Stock" means the common stock, par value $.01 per share, of
           ------------
the Company.

          "Converted Debentures" has the meaning set forth in Section 3.1.
           --------------------

          "Convertible Securities" has the meaning set forth in Section
           ----------------------
4.5(g)(i)(A).

          "Conversion Date" has the meaning set forth in Section 4.4(a).
           ---------------

          "Conversion Default" has the meaning set forth in Section 4.8.
           ------------------

          "Conversion Default Date" has the meaning set forth in Section 4.8.
           -----------------------

          "Conversion Default Payments" has the meaning set forth in Section
           ---------------------------
4.8.

          "Conversion Price" has the meaning set forth in Section 4.2.
           ----------------

          "Debt" of any Person means, at any date, without duplication, (i) all
           ----
obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or bankers' acceptance or other similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred purchase price of property, (v) all obligations of such Person as lessee under capitalized leases, (vi) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, provided that for purposes of determining the amount of any Debt of the type described in this clause, if recourse with respect to such Debt is limited to such asset, the amount of such Debt shall be limited to the fair market value of such asset,
(vii) all Debt of others guaranteed by such Person, and (viii) all redeemable stock valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends.

          "Debenture" or "Debentures" has the meaning set forth in the second
           ---------      ----------
paragraph hereof.

          "Default Rate" has the meaning set forth in the seventh paragraph
           ------------
hereof.

          "Determination Date" has the meaning set forth in Section 4.9.
           ------------------

          "Excluded Securities" means (i) the Debentures, the Warrants and the
           -------------------
Underlying Shares, (ii) shares of Common Stock of the Company, or any options, warrants or other securities convertible or exchangeable therefor, that are issued or deemed to have been issued from time to time in connection with a Stock Option Plan, (iii) shares of Common Stock of the Company issuable upon the exercise of any options, warrants or other securities convertible or exercisable therefor outstanding on the date hereof and listed in Schedule 2.1(c) of the Purchase Agreement, (iv) shares of Common Stock of the Company, or any options, warrants or other securities convertible or exchangeable therefor, that are issued or deemed to have been issued as consideration for an acquisition by the Company of a division, assets or business (or stock constituting any portion thereof) from another Person, (v) warrants for up to 200,000 shares of Common Stock per year, not exceeding 600,000 shares in the aggregate, provided that the conversion price of any such warrants is above the Per Share Market Value on the date the warrant is issued, (and the Common Stock issued upon exercise thereof) issued after the date hereof by the Company for purposes other than raising capital, (vi) either Common Stock or preferred stock convertible into Common Stock, provided that such stock shall be issued at a price per share of not less
       --------
than $4.50 in return for proceeds not to exceed the greater of (1) $2,000,000 or
(2) the amount expended by the Company in the redemption of the Company's Series C floating preferred stock; provided, further however, that (a) such stock shall
                            --------
not be issued prior to December 1, 1999 and resales of such Common Stock (or Common Stock issuable upon conversion of such preferred stock) shall not be registered under the Securities Act prior to April 1, 2000, (b) the purchasers of such Common Stock shall be prohibited from executing short sales of Common Stock under substantially the same terms and conditions as the Purchasers are hereunder, and (c) Brown Simpson shall have a right of first offer with respect to such sale of stock at a price that is not less than the price at which such stock is eventually sold; and provided further that if preferred stock is
                              --------
issued, the conversion terms of such preferred stock shall be no more favorable to investors than the conversion terms in the Debenture and (vii) warrants described on Schedule 2.1(m) to the Securities Purchase Agreement.

          "Event of Default" has the meaning set forth in Section 3.1.
           ----------------

          "Excess Amount" has the meaning set forth in Section 4.8.
           -------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Excess Principal"  has the meaning set forth in Section 4.9
           ----------------

          "GAAP" or "generally accepted accounting principles" means, at the
           ----      ----------------------------------------
Closing Date, United States generally accepted accounting principles, consistently applied, as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, that are applicable to the circumstances as of the date of determination; provided, however, that, except as otherwise specifically provided, all calculations made for purposes of determining compliance with the terms of the provisions of this Agreement shall utilize GAAP in effect at the time of preparation of, and in accordance with the GAAP used to prepare, the historical financial statements of the Company on the Closing Date.

          "Holder" or other similar terms means the registered holder of any
           ------
Debenture.

          "Interest Payment Date" has the meaning set forth in the fifth
           ---------------------
paragraph hereof.

          "Interest Rate" has the meaning set forth in the fifth paragraph
           -------------
hereof.

          "Issuable Maximum"  has the meaning set forth in Section 4.9.
           ----------------

          "Company" has the meaning set forth in the first paragraph hereof.
           -------

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Debenture, the Company shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Majority Holders" means the Holders of at least sixty percent (60%)
           ----------------
of the then outstanding principal amount of the Debentures.

          "Mandatory Conversion" has the meaning set forth in Section 6.1(a).
           --------------------

          "Mandatory Conversion Date" has the meaning set forth in Section 6.2.
           -------------------------

          "Mandatory Conversion Event" has the meaning set forth in Section
           --------------------------
6.1(a).

          "Mandatory Conversion Notice" has the meaning set forth in Section
           ---------------------------
6.1(b).

          "Mandatory Conversion Notice Date" has the meaning set forth in
           --------------------------------
Section 6.2.

          "Mandatory Prepayment Amount" for any Debenture means the sum of (x)
           ---------------------------
120% of the principal amount of the Debenture to be prepaid and (y) all amounts, costs, interest, due in respect of such principal amount.

          "Maturity Date" means the date on which the principal of a Debenture
           -------------
becomes due and payable as herein provided, whether on the Stated Maturity Date or pursuant to acceleration upon an Event of Default.

          "Nasdaq" means the Nasdaq SmallCap Market.
           ------

          "Non-Conversion Prepayment Amount" for any Debenture means the greater
           --------------------------------
of (i) the Mandatory Prepayment Amount and (ii) at the option of the Holder, either (I) the principal amount of the Debenture to be repaid, plus all accrued and unpaid interest thereon, divided by the Conversion Price on the date the Mandatory Prepayment Amount became due and payable, multiplied by the Per Share Market Value on the date the Mandatory Prepayment Amount became due and payable or (II) the principal amount of the Debenture to be prepaid, plus all accrued and unpaid interest thereon, divided by the Conversion Price on the Trading Day immediately prior to the date the aggregate amount payable to the Holder upon acceleration is paid in full, multiplied by the Per Share Market Value on the Trading Day immediately prior to the date the aggregate amount payable to the Holder upon acceleration is paid in full.

          "Notice of Company Redemption" has the meaning set forth in Section
           ----------------------------
5.2 hereof.

          "Notice of Conversion" has the meaning set forth in Section 4.2
           --------------------
hereof.

          "Options" has the meaning set forth in Section 4.5(g)(i)(A).
           -------

          "Original Issue Date" of any Debenture (or portion thereof) means the
           -------------------
earlier of (i) the date of such Debenture and (ii) the date of any Debenture (or portion thereof) for which such security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

          "Per Share Market Value" means (i) on any particular date the closing
           ----------------------
bid price per share of the Common Stock on such date (as reported by Bloomberg Information Services, Inc., or any successor reporting service) on Nasdaq or, if the Common Stock is not then quoted on Nasdaq, any Subsequent Market on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date or (ii) if the Common Stock is not listed then on Nasdaq or any Subsequent Market, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Majority Holders; provided, however, that the Company, after receipt of the determination
         --------  -------
by such Appraiser, shall have the right to select in good faith an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further that all
                                               --------  -------
determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

          "Person" means an individual, a corporation, a partnership, an
           ------
association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Preferred Stock" means, with respect to any Person, any and all
           ---------------
shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding or issued after the date of this Debenture, and includes, without limitation, all classes and series of preferred or preference stock.

          "Property" of any Person means all types of real, personal, tangible,
           --------
intangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person under generally accepted accounting principles.

          "Purchase Agreement" means that certain Securities Purchase Agreement
           ------------------
dated as of September 22, 1999,  by and among the Company and the Purchasers.

          "Purchase Price" means, with respect to any security, the purchase
           --------------
price paid to the Company upon issuance of such security.

          "Purchasers" has the meaning ascribed thereto in the Purchase
           ----------
Agreement.

          "Record Date" has the meaning set forth in the sixth paragraph hereof.
           -----------

          "Redemption Date" has the meaning set forth in Section 5.2 hereof.
           ---------------

          "Redemption Notice Date" has the meaning set forth in Section 5.2
           ----------------------
hereof.

          "Redemption Price" has the meaning set forth in Section 5.1 hereof.
           ----------------

          "Register" has the meaning set forth in the third paragraph hereof.
           --------

          "Registration Rights Agreement" means that Registration Rights
           -----------------------------
Agreement dated as of September 22, 1999, by and among the Company and the Purchasers.

          "Reserved Amount" has the meaning set forth in Section 4.8.
           ---------------

          "Reset Option" has the meaning set forth in Section 4.2(b).
           ------------

          "Reset Event" has the meaning set forth in Section 4.2(b).
           -----------

          "Responsible Officer" means David Hillson or Joseph Hernon.
           -------------------

          "Shareholder Approval" has the meaning set forth in Section 4.9.
           --------------------

          "Stated Maturity Date" means September 22, 2003.
           --------------------

          "Stock Option Plan" means any contract, plan or agreement which has
           -----------------
been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director, consultant or other Person with a business relationship with the Company.

          "Subsidiary" means, with respect to any Person, any corporation or
           ----------
other entity of which a majority of the Capital Stock or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

          "Subsequent Market" means the New York Stock Exchange, American Stock
           -----------------
Exchange or Nasdaq National Market.

          "Threshold Price" has the meaning set forth in Section 4.5(g)(i).
           ---------------

          "Trading Day" means (a) a day on which the Common Stock is traded on
           -----------
Nasdaq or, if the Common Stock is not then designated on Nasdaq, on such Subsequent Market on which the Common Stock is then listed or quoted or (b) if the Common Stock is not listed on Nasdaq or a Subsequent Market, a day on which the Common Stock is traded in the over-the-counter Market, as reported by the OTC Bulletin Board, or (c) if the Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions or reporting prices) provided, however that in any event that the Common Stock is not listed or quoted as set forth in (a), (b), or (c) hereof, then a Trading Day shall mean any Business Day.

          "Underlying Shares" has the meaning set forth in the Purchase
           -----------------
Agreement.

          "Valuation Event" has the meaning set forth in Section
           ---------------
4.5(g)(i)(D)(I).

          "Void Redemption Notice" has the meaning set forth in Section 5.3
           ----------------------
hereof.

          "Warrants" has the meaning set forth in the Purchase Agreement.
           --------

                                   ARTICLE II

                            PAYMENT; THE SECURITIES

          2.1  Payment of Principal and Interest.  The Company covenants and
               ---------------------------------
agrees that it will duly and punctually pay or cause to be paid the principal of and interest on each of the Debentures at the place or places, at the respective times and in the manner provided in the Debentures.

          2.2  Mutilated, Defaced, Destroyed, Lost and Stolen Debentures.  In
               ---------------------------------------------------------
case any Debenture shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Company shall execute and deliver a new Debenture, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Debenture. In every case the applicant for a substitute Debenture shall furnish to the Company such security or indemnity as it may reasonably require to indemnify and defend and to save it harmless and, in every case of destruction, loss or theft evidence to the Company's satisfaction of the apparent destruction, loss or theft of such Debenture and of the ownership thereof.

          Upon the issuance of any substitute Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture which has matured or is about to mature, or has been called for redemption in full, or is being surrendered for conversion in full shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, with the holder's consent, pay or authorize the payment or conversion of the same (without surrender thereof except in the case of a mutilated or defaced Debenture), if the applicant for such payment shall furnish to the Company such security or indemnity as it may reasonably require to save it harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Company evidence to the Company's reasonable satisfaction of the apparent destruction, loss or theft of such Debenture and of the ownership thereof.

          Every substitute Debenture issued pursuant to the provisions of this Section by virtue of the fact that any Debenture is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the apparently destroyed, lost or stolen Debenture shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Debenture equally and proportionately with any and all other Debentures duly authenticated and delivered hereunder. All Debentures shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, defaced, or apparently destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          2.3  Cancellation of Debentures; Destruction Thereof.  All Debentures
               -----------------------------------------------
surrendered for payment, redemption, registration of transfer or exchange shall be delivered to the Company for cancellation, and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Debenture. The Company shall destroy canceled Debentures held by it and deliver a certificate of destruction to the Holder, unless otherwise required. If the Company shall acquire any of the Debentures, such acquisition alone shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the Company so elects.

                                  ARTICLE III

                                    DEFAULTS

          3.1  Event of Default Defined; Acceleration of Maturity; Waiver of
               -------------------------------------------------------------
Default.  In case one or more of the following events ("Events of Default")
-------                                                 -----------------
(whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

          a. default in the payment of all or any part of (i) interest on any of the Debentures, which default shall not have been cured within five (5) Business Days following the applicable Interest Payment Date, (ii) the principal of any of the Debentures as and when the same shall become due and payable either at maturity or otherwise; or

          b. except as set forth in Section 3.1(i) and 3.1(k), failure on the part of the Company to duly observe or perform any of the covenants or agreements on the part of the Company contained in this Debenture, the Purchase Agreement, the Registration Rights Agreement or the Warrants, for a period of ten (10) Business Days after the earlier of (x) the date on which any Responsible Officer shall have obtained actual knowledge of such failure or (y) the date on which written notice thereof has been given to the Company by the Majority Holders; or

          c. any representation or warranty made by the Company in the Purchase Agreement shall prove to have been incorrect in any material respect when made.

          d. there shall have occurred with respect to any issue or issues of Debt (other than the Debentures) of the Company and/or one or more Subsidiaries having an outstanding principal amount of $1,000,000 or more in the aggregate for all such issues of all such Persons, whether such Debt now exists or shall hereafter be created, an event of default which has caused the holder thereof to declare such debt to be due and payable prior to its stated maturity and such debt has not been discharged in full or such acceleration has not been rescinded or annulled within twenty (20) Business Days of such acceleration; or

          e. one or more judgments or orders for the payment of money shall be rendered against the Company or any Subsidiary of the Company in excess of $1,000,000 in the aggregate (treating any deductibles, self insurance or retention as not so covered), which judgments or orders are not discharged and remain outstanding for a period of thirty (30) consecutive days following entry of the judgment or order which causes the aggregate amount described above to exceed $1,000,000 in which period a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not have been in effect; or

          f. a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or any of its Subsidiaries or for any substantial part of the property of the Company or any of its Subsidiaries or ordering the winding up or liquidation of the affairs of the Company or any of its Subsidiaries, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

          g. the Company or any of its Subsidiaries shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or any of its Subsidiaries or for any substantial part of the property of the Company or any of its Subsidiaries, or the Company or any of its Subsidiaries shall make any general assignment for the benefit of creditors; or

          h. the Common Stock shall be delisted from Nasdaq or shall be suspended from trading on Nasdaq without resuming trading and/or being relisted thereon or on a Subsequent Market or having such suspension lifted, as the case may be, within five (5) Business Days; or

          i. a Registration Statement (as defined in the Purchase Agreement) covering the Underlying Shares (x) shall not have been declared effective by the Securities and Exchange Commission on or prior to the 30th day after the Effectiveness Date (as defined in the Registration Rights Agreement) or, (y) after its initial effectiveness, such Registration Statement lapses in effect or sales of all of the Registrable Securities (as defined in the Registration Rights Agreement) otherwise cannot be made thereunder (whether by reason of the Company's failure to amend or supplement the prospectus included therein in accordance with the Registration Rights Agreement or otherwise) for more than thirty (30) consecutive days or sixty (60) days in any twelve (12) month period, except for any Black-out Periods pursuant to Section 3(r) of the Registration Rights Agreement or as otherwise provided in the Registration Rights Agreement; or

          j. a Change of Control shall occur and the obligations of the Company under this Debenture shall not have been (i) fully discharged or accounted for or (ii) fully assumed by the controlling entity; provided, however
                                                               --------  -------
that (i) such controlling entity shall be a public corporation whose common stock is listed for trading on the Nasdaq or a Subsequent Market and (ii) the market valuation of such controlling entity shall be in excess of $300 million; or

          k. the Company shall fail to issue shares of Common Stock within twelve (12) Trading Days after the Holder delivers a Notice of Conversion pursuant to Section 4.2 hereof, other than under the circumstances described in
Section 4.9 hereof, in which case Section 4.9 shall be the sole and exclusive remedy of Holder;

then, in each and every such case (other than an Event of Default specified in
Section 3.1(f) or 3.1(g) hereof), unless the principal shall have already become due and payable, by notice in writing to the Company signed by the Majority Holders (the "Acceleration Notice"), the Majority Holders may declare the entire
              -------------------
principal amount of the Debentures and any interest accrued thereon (and, in lieu thereof, the aggregate amounts described below) to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default specified in Section 3.1(f) or 3.1(g) occurs, the principal of and any accrued interest on this Debenture (and, in lieu thereof, the aggregate amounts described below) shall become and be immediately due and payable without any declaration or other act on the part of the Holder. In the event that the Company shall not have promptly, but in any event within five (5) Business Days upon receipt of an Acceleration Notice, paid the Holder the amount specified below, the Conversion Price shall automatically be reduced to equal the average Per Share Market Value of the Common Stock during the preceding thirty (30) consecutive Trading Days immediately preceding the date of computation, provided, that such Per Share Market Value is lower
                         --------
than the Conversion Price.

          The aggregate amount payable to a Holder upon acceleration relating to an Event of Default described in Section 3.1 (a), (f), (g) and (i)(x) shall be equal to the sum of: (i) the Mandatory

Prepayment Amount plus (ii) the Holder's reasonable costs of collection, plus
(iii) if applicable and at the option of the Holder, the Mandatory Prepayment Amount for the principal amount of the Debentures that would then be held by such Holder had the principal amount of Debentures converted within thirty (30) days prior to such Event of Default into Underlying Shares that are then held by the Holder not been so converted (the "Converted Debentures"); provided, that
                                       --------------------    --------
the Holder shall not be entitled to a Mandatory Prepayment Amount with respect to Converted Debentures if each of the following have occurred: (i) prior to the occurrence of the Event of Default, the Underlying Shares into which the Converted Debentures were converted had been held by the Holder for more than thirty (30) days and (ii) a Registration Statement with respect to such Underlying Shares had been continuously effective, and (iii) the Common Stock has been quoted on Nasdaq or any Subsequent Market for such thirty (30) day period; and provided, further, that in the event the Holder elects to receive
            --------  -------
all or any portion of the Mandatory Prepayment Amount with respect to Converted Debentures, the Holder shall not be entitled to such amount unless it returns the Underlying Shares relating thereto to the Company as provided below.

          The aggregate principal amount payable upon acceleration relating to an Event of Default described in Section 3.1(b), (c), (d), (e), (h) and (j) shall be equal to the sum of: (i) the Mandatory Prepayment Amount plus (ii) the Holder's reasonable costs of collection, plus (iii) at the option of the Holder, the Mandatory Prepayment Amount for the Converted Debentures that would then be held by such Holder had the principal amount of Debentures converted into Underlying Shares within three (3) Trading Days prior to such Event of Default then held by the Holder not been so converted; provided, that the Holder shall
                                               --------
not be entitled to a Mandatory Prepayment Amount with respect to Converted Debentures if prior to the occurrence of an Event of Default, the Underlying Shares into which the Converted Debentures were converted had been held by the Holder for more than three (3) Trading Days and provided, further, that in the
                                                --------  -------
event the Holder elects to receive all or any portion of the Mandatory Prepayment Amount with respect to the Converted Debentures, the Holder shall not be entitled to such amount unless it returns the Underlying Shares relating thereto to the Company as provided below.

          The aggregate principal amount payable upon acceleration relating to an Event of Default described in Section 3.1(i)(y) or Section 3.1(k) shall be equal to: at the option of the Holder the sum of: (i) (a) the Mandatory Prepayment Amount or (b) the Non-Conversion Prepayment Amount plus, (ii) the Holder's reasonable costs of collection, plus (iii) at the option of the Holder, the Mandatory Prepayment Amount or the Non-Conversion Prepayment Amount, as the case may, be for the Converted Debentures that would then be held by such Holder had the principal amount of Debentures converted into Underlying Shares within
(x) three (3) Trading Days prior to such Event of Default then held by the Holder not been so converted with respect to an Event of Default pursuant to
Section 3.1(k), or (y) thirty (30) Trading Days prior to such Event of Default then held by the Holder not been so converted with respect to an Event of Default pursuant to Section 3.1(i)(y); provided, that the Holder shall not be
                                       --------
entitled to the Mandatory Prepayment Amount or the Non-Conversion Prepayment Amount, or as the case may be with respect to Converted Debentures if prior to the occurrence of an Event of Default, the Underlying Shares into which the Converted Debentures were converted had been held by the Holder for more than three (3) Trading Days or thirty (30) Trading Days, as applicable; and provided,
                                                                       --------
further, that in the event the Holder elects to receive all or any portion of
-------
the Mandatory Prepayment Amount or the Non-Conversion Prepayment Amount, as the case may be with respect to the Converted Debentures, the Holder shall not be entitled to such amount unless it returns the Underlying Shares relating thereto to the Company as provided below.

          For purposes of this Section 3.1, the principal amount of this Debenture shall be treated as outstanding until such date as the Holder shall have been issued Underlying Shares upon a conversion (or attempted conversion) thereof. Interest shall accrue on the amounts payable hereunder (other than the Non-Conversion Prepayment Amount) from the day after such amount is due through the date of payment in full thereof at the Default Rate, accruing daily from the date of acceleration until such amounts, plus any such interest thereon, is paid in full. Within five (5) Business Days of receipt by the Holder of payments of amounts due to the Holder under this Section 3.1, (i) the Holder shall return the Debentures to the Company and (ii) in the event the amounts paid relate to the Converted Debentures, the Holder shall return the Underlying Shares into which such Converted Debentures were converted. In the event of acceleration relating to the occurrence of an Event of Default, the Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Any demand for payment may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

          3.2  Powers and Remedies Cumulative; Delay or Omission Not Waiver of
               ---------------------------------------------------------------
Default.  No right or remedy herein conferred upon or reserved to the Holders is
-------
intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          No delay or omission of the Holders to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by the Debentures or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Holders.


                                   ARTICLE IV

                              EXCHANGE; CONVERSION

          4.1  Right of Holders to Exchange Debentures.  Subject to and upon
               ---------------------------------------
compliance with the provisions of this Section, this Debenture is exchangeable for an equal principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same; provided,
                                                                 --------
however, that no exchanges shall be made for Debentures in denominations of less
-------
than $400,000. No service charge will be made for such registration of transfer or exchange.

          4.2  Right of Holders to Convert Debentures into Common Stock; Reset
               ---------------------------------------------------------------
of Conversion Price.
-------------------

          a. Subject to and upon compliance with the provisions of this Section, all or any portion of the principal amount of this Debenture (and any accrued but unpaid interest thereon), at any time from the date hereof to the close of business on the Maturity Date, may be converted into duly authorized, validly issued, fully-paid and nonassesable shares of Common Stock at $5.25 per share (the "Conversion Price"), or, in the event that any adjustment in the
            ----------------
Conversion Price or the securities or other property issuable upon conversion has taken place pursuant to Article IV hereof, then at the applicable Conversion Price and into such securities or other property as so adjusted, upon surrender of the Debenture or Debentures, the principal amount of which is so to be converted, to the Company at any time during usual business hours at the Company's offices, accompanied by a written notice of election to convert as provided in the form attached hereto as Exhibit A. In order for such written
                                        ---------
notice to be
effective (a "Notice of Conversion"), such notice must (i) state that the Holder
              --------------------
irrevocably elects to make such conversion, (ii) specify the principal amount of the Debenture to be converted, and (iii) include the name or names (with address and social security number or other taxpayer identification number, as applicable) in which the certificates of Common Stock are to be issued (and, if different than the Holder, accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company).

          b.   At the option of the Majority Holders (the "Reset Option"), the
                                                           ------------
Conversion Price shall be reduced to the average of the Per Share Market Value for the seven (7) Trading Days immediately following the occurrence of any of the following events (each, a "Reset Event"):
                               -----------

               (i) The Company issues shares of its Common Stock or options, warrants or other securities convertible or exchangeable therefor (other than Excluded Securities), at a price per share of Common Stock below the Conversion Price then in effect; or

               (ii) If all or any portion of the principal amount of this Debenture is outstanding on the first anniversary of the Closing Date; provided, however, that in such event the Conversion Price then in effect
     --------  -------
     shall not be reduced to an amount below $3.00; or

               (iii) If all or any portion of the principal amount of this Debenture is outstanding on the second anniversary of the Closing Date; provided, however, that in such event the Conversion Price then in effect
     --------  -------
     shall not be reduced to an amount below $1.50.

          In the case of a Reset Event under (i) above, (a) the Company shall notify the Majority Holders in writing within five (5) Business Days of the date of such event (the "Company Reset Notice") in accordance with Section 4.5(e) and
                    --------------------
(b) the Reset Option will be deemed to be exercised, and the Conversion Price shall be automatically reduced as of the date of such Reset Event unless, within five (5) Business Days after the receipt by the Holder of the Company Reset Notice, the Majority Holders provide the Company with written notification of their decision not to exercise the Reset Option. In the case of a Reset Event under (ii) or (iii) above, the Conversion Price shall be automatically reduced upon the occurrence of such Reset Event.

          4.3  Adjustment for Dividends; Interest; Conversion of Multiple
               ----------------------------------------------------------
Debentures.  No payment or adjustment will be made for dividends on any Common
----------
Stock except as provided herein. On conversion of all or any portion of this Debenture, any accrued and unpaid interest attributable to the portion of the principal amount of this Debenture being so converted shall not be canceled, extinguished or forfeited, but rather shall be paid in full to the Holder thereof by the payment of an amount of shares of Common Stock valued at the Average Price equal thereto. If the Holder converts other Debentures at the same time as converting all or any portion of this Debenture, the number of shares of Common Stock issuable upon the conversion shall be based on the total principal amount of the Debentures being converted.

          4.4  Issuance of Shares Upon Conversion.
               ----------------------------------

          a. No later than three (3) Trading Days after delivery of a Notice of Conversion and the surrender of this Debenture for conversion, the Company shall deliver or cause to be delivered to, or upon the written order of, the Holder of this Debenture a certificate or certificates representing the number of duly authorized, validly issued, fully-paid and nonassesable shares of Common Stock, into which this Debenture (together with any other Debentures of such Holder being converted) may be converted in accordance with the provisions of this Article IV. Such conversion shall be deemed to have been made at the time and on the date the Notice of Conversion is delivered to the Company (the

"Conversion Date") and the rights of the Holder of such Debenture or Debentures
 ---------------
as a Holder (subject to the Company's satisfaction of its obligations hereunder with respect to such conversion) shall cease at such time with respect to the Converted Debentures; the Person or Persons entitled to receive the shares of Common Stock upon conversion of such Debenture or Debentures shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time and such conversion shall be at the Conversion Price in effect at such time. In the case of any Debenture which is converted in part only, upon such conversion the Company shall execute and deliver to the holder thereof, as requested by such holder, a new Debenture or securities of authorized denominations in aggregate principal amount equal to the unconverted portion of such Debenture.

          b.  [reserved]

          c. In lieu of delivering physical certificates representing the Underlying Shares, provided the Company's transfer agent is participating in the Depositary Trust Company Fast Automated Debentures Transfer ("FAST") program,
                                                              ----
upon consent of the Holder and in compliance with the provisions of Sections 4.1, 4.2 and 4.4, the Company may, at its option, cause its transfer agent to electronically transmit the shares of Common Stock issuable upon conversion of the Debenture to the Holder by crediting the account of the Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system. The time period for delivery described in subparagraph (a) above shall apply to the electronic transmittals described herein.

          d. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 4.4(a), including for purposes hereof, any shares of Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, by the third (3rd) Trading Day after the Conversion Date, and if after such third (3rd) Trading Day and before delivery of such certificate or certificates the Holder purchases (in an open market, arms' length transaction) Common Stock to deliver in satisfaction of a sale by such Holder of such Underlying Shares which the Holder was entitled to receive upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder (in addition
    ------
to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including reasonable brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue for which such Buy-In was made, multiplied by (2) the Per Share Market Value on the Conversion Date and (B) at the option of the Holder, either return the Debenture for which such conversion was not honored or deliver to such Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations under Section 4.4(a). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the Per Share Market Value of the Common Stock on such date totaled $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In within five (5) Business Days of the date such Buy-In occurred and provide a broker confirmation evidencing Holder's total purchase price (including, any brokerage commissions) for the shares of Common Stock so purchased.

          Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties hereto agree that in the event that (other than under the circumstances referred to in Section 4.9 hereof) the Company fails to deliver the shares of Common Stock required to be issued by the Company upon the conversion of such Debenture or Debentures pursuant to this Section 4.4 within the three (3) Trading Day period referred to above, the Company shall, upon demand of the Holder, pay to the Holder cash in an amount equal to the product of (w) the number of shares of Common Stock for which timely delivery was not made, (x) the Per Share Market Value of such shares on the Conversion Date, (y) the number of days after such three (3) Trading Day period that such shares were not delivered to the Holder, and (z) 0.005.

          Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties hereto agree that in the event that (other than under the circumstances referred to in Section 4.9 hereof) the Company fails to deliver the shares of Common Stock required to be issued by the Company upon the conversion of such Debenture or Debentures pursuant to this Section 4.4 by the fifth (5/th/) Trading Day after the Conversion Date, the Company shall, at the time of actual delivery of such shares of Common Stock to the Holder, also deliver to the Holder cash in an amount equal to any positive difference between (i) the product (x) the number of shares of Common Stock being delivered and (y) the Per Share Market Value on the Trading Day immediately preceding such delivery, and (ii) the product of (x) the number of shares of Common Stock being delivered and (y) the greater of the Conversion Price or the Per Share Market Value on the Conversion Date.

          4.5  Adjustment of Conversion Price.  In addition to any adjustment to
               ------------------------------
the Conversion Price as the result of a Reset Event, the Conversion Price in effect at any time shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          a.   Common Stock Dividends; Common Stock Splits; Reverse Common Stock
               -----------------------------------------------------------------
Splits.  If the Company, at any time while this Debenture is outstanding, (a)
------
shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of Capital Stock of the Company, the Conversion Price shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this paragraph 4.5(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b.   Rights; Options; Warrants or Other Securities.  If the Company,
               ---------------------------------------------
at any time while this Debenture is outstanding, shall issue rights, options, warrants or other securities to all of the holders of Common Stock entitling them to subscribe for or purchase, convert to, exchange for or otherwise acquire shares of Common Stock for no consideration or at a price per share less than the Threshold Price, the Conversion Price shall be multiplied by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights, options, warrants or other securities plus the number of additional shares of Common Stock offered for subscription or purchase, and the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights, options, warrants or other securities plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Conversion Price. Such adjustment shall be made whenever such rights, options, warrants or other securities are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants. However, upon the expiration of any rights, warrants, options or other securities, the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 4.5(b), if any such rights, warrants, options or other securities shall expire and all or any portion thereof shall not have been exercised, the Conversion Price shall immediately upon such expiration be re-computed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of Section 4.5(g) after the issuance of such rights, warrants, options or other securities) had the adjustment of the Conversion Price made upon the issuance of such rights, warrants, options or other securities been made on the basis of the issuance of only that number of shares of Common Stock (if any) actually purchased upon the exercise of such rights, warrants, options or other securities actually exercised.

          c.   Subscription Rights.  If the Company, at any time while this
               -------------------
Debenture is outstanding, shall distribute to all of the holders of Common Stock evidence of its indebtedness or assets or rights, options, warrants or other securities entitling them to subscribe for, purchase, convert to, exchange for or to otherwise acquire any security (excluding those referred to in Sections 4.5(a) and (b) above), then in each such case the Conversion Price at which the Debenture shall thereafter be exercisable shall be determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction, the denominator of which shall be the Per Share Market Value of Common Stock determined as of the date mentioned above, and the numerator of which shall be such Per Share Market Value of the Common Stock on such date less the then fair market value at such date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided,
                                                                    --------
however, that in the event of a distribution exceeding ten percent (10%) of the
-------
net assets of the Company, such fair market value shall be determined by an Appraiser selected in good faith by the Holder; and provided, further, that the
                                                    --------  -------
Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser meeting the same qualifications, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately thereafter.

          d.   Rounding.  All calculations under this Section 4.5 shall be made
               --------
to the nearest cent or the nearest l/l00th of a share, as the case may be.

          e.   Notice of Adjustment.  Whenever the Conversion Price is adjusted
               --------------------
pursuant to paragraphs 4.2(b) or 4.5(a), (b) or (c), the Company shall promptly deliver to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          f.   Reclassification, Etc.  In the event of any reclassification of
               ---------------------
the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter to convert the principal amount of (and any accrued by unpaid interest on) this Debenture into the securities, cash or property receivable upon or deemed to be held by holders of Common Stock following such reclassification or compulsory share exchange, and the Holder shall be entitled upon such event to receive such amount of securities, cash or property as a holder of the number of shares of Common Stock into which the principal amount (and any accrued but unpaid interest thereon) of this Debenture could have been converted immediately prior to such event would have received.

          g.   Adjustment to Conversion Price.  If the Company, at any time
               ------------------------------
while this Debenture is outstanding, takes any of the actions described in this
Section 4.5(g), then, in order to prevent dilution of the rights granted under this Debenture, at any time prior to the Maturity Date, the Conversion Price will be subject to adjustment from time to time as provided in this Section 4.5(g); provided, however, that no adjustment to the Conversion Price shall be
        --------  -------
made pursuant to this Section 4.5(g) in respect of any action by the Company with respect to which the Conversion Price is adjusted pursuant to Section 4.2(b) above.

               (i)    Adjustment of Conversion Price upon Issuance of Common
                      ------------------------------------------------------
     Stock. If at any time while this Debenture is outstanding the Company
     -----
     issues or sells, or is deemed to have
     issued or sold, any shares of Common Stock (other than any Excluded Securities), for a consideration per share less than the lower of (x) the
                                                              --------
     Per Share Market Price on the Trading Day immediately prior to the date of issuance and (y) the Conversion Price then in effect (such lesser price, the "Threshold Price"), the Conversion Price then in effect shall be
          ---------------
     reduced to an amount equal to the consideration per share of Common Stock in such issuance. For the purpose of determining the adjusted Conversion Price under this Section 4.5(g), the following shall be applicable:

                    (A)  Issuance of Options.  If at any time while this
                         -------------------
          Debenture is outstanding the Company in any manner grants, issues or sells any rights, options, warrants, options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (other than any Excluded Securities) (such rights, warrants or options being herein called "Options" and such convertible or exchangeable stock or securities
           -------
          being herein called "Convertible Securities") and the price per share
                               ----------------------
          for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Threshold Price, then the Conversion Price then in effect shall be reduced to equal the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities. No adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Options.

                    (B)  Issuance of Convertible Securities.  If at any time
                         ----------------------------------
          while this Debenture is outstanding the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange (other than any Excluded Securities) is less than Threshold Price, then the Conversion Price then in effect shall be reduced to an amount equal to the price per share for which the Common Stock is issuable upon the conversion or exchange of such Convertible Securities. No adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                    (C)  Change in Option Price or Rate of Conversion.  If there
                         --------------------------------------------
          is a change at any time in (i) the Purchase Price provided for in any Options, (ii) the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then immediately after such change in option price or rate of conversion, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed Purchase Price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

                    (D)  Effect on Conversion Price of Certain Events.  For
                         --------------------------------------------
          purposes of determining the adjusted Conversion Price under this
          Section 4.5(g)(i), the following shall be applicable:

                         (I)    Calculation of Consideration Received.  If any
                                -------------------------------------
               Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company in respect of such securities will be based on the Average Price of such securities on the Trading Day immediately preceding the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Majority Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation
                                                                ---------
               Event"), the fair value of such consideration will be determined
               -----
               within forty-eight (48) hours of the tenth (10th) day following the Valuation Event by an Appraiser selected in good faith by the Company and agreed upon by the Majority Holders. The determination of such Appraiser shall be binding upon all parties absent manifest error.

                         (II)   Integrated Transactions.  In case any Option is
                                -----------------------
               issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for an aggregate consideration of $.01 per share.

                         (III)  Treasury Shares.  The number of shares of Common
                                ---------------
               Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                         (IV)   Record Date.  If the Company takes a record of
                                -----------
               the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                    (E)  Certain Events.  If any event that would adversely
                         --------------
          affect the rights of the Holder occurs but is not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder, or assigns, of this Debenture; provided, however, that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 4.5(g).

                    (F)  Notices. The Company shall give the Holder written
                         -------
          notice of the occurrence of any of the events specified in this
          Section 4.5(g) as soon as practicable, but in no event later than three (3) Business Days, after such event and shall publicly disclose such event prior to or concurrently with the giving of such notice. Such notice shall contain at least a description of the event and the adjusted Conversion Price with a reference to the applicable paragraph in Section 4.5(g) hereof.

          4.6  Restriction on Conversion by Either the Holder or the Company.
               -------------------------------------------------------------
Notwithstanding anything herein to the contrary, in no event shall any Holder or the Company have the right or be required to convert any or all of the aggregate principal amount and interest accrued thereon of this Debenture if as a result of such conversion the aggregate number of shares of Common Stock beneficially owned by such Holder and its Affiliates would exceed 9.99% of the outstanding shares of the Common Stock following such conversion. For purposes of this
Section 4.6, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The provisions of this Section 4.6 may be waived by a Holder as to itself (and solely as to itself) upon not less than 65 days prior written notice to the Company, and the provisions of this Section 4.6 shall continue to apply until such 65th day (or later, if stated in the notice of waiver). The provisions of this Section 4.6 may be waived by the Company in the event of a properly issued Mandatory Conversion Notice, as it relates to the securities referenced in such notice.

          4.7  Officer's Certificate.  Whenever the number of shares purchasable
               ---------------------
upon conversion shall be adjusted as required by the provisions of Sections 4.2(b) or 4.5, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Conversion Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officer's certificate shall be made available at all reasonable times for inspection by any Holder of the Debentures and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the each of the Holders.

          4.8  Reservation of Shares.  The Company covenants that it will at all
               ---------------------
times reserve and keep available out of its authorized shares of Common Stock, free from preemptive rights, solely for the purpose of issue upon conversion of the Debentures as herein provided, such number of shares of the Common Stock as shall then be issuable upon the conversion of all outstanding Debentures into Common Stock in accordance with Section 3.6(b) of the Purchase Agreement (the "Reserved Amount"). The Company covenants that all shares of the Common Stock
 ---------------
issued upon conversion of the Debenture which shall be so issuable shall, when issued, be duly and validly issued and fully paid and non-assessable.

          If, at any time at which the then applicable Conversion Price is less than the Per Share Market Value, a Holder of this Debenture submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion in accordance with the provisions of this Article IV (a "Conversion Default"), subject to Section
                                      ------------------
4.13, the Company shall issue to the Holder all of the shares of Common Stock which are then available to effect such conversion. The portion of this Debenture which the Holder included in its Conversion Notice and which exceeds the amount which is then convertible into available shares of Common Stock (the "Excess Amount") shall, notwithstanding anything to the contrary contained
 -------------
herein, not be convertible into Common Stock in accordance with the terms hereof until the date additional shares of Common Stock are authorized by the Company to permit such conversion, at which time, if the Holder elects to proceed with such conversion by written notice to the Company within twenty (20) Business Days after the

Authorization Notice Date (as defined below), the Conversion Price in respect thereof shall be the lesser of (i) the Conversion Price on the Conversion Default Date (as defined below) and (ii) the lowest Per Share Market Value on any date after the Conversion Default Date and prior to that date which is five
(5) Business Days after the Company provides the Holder with written notice that additional shares of Common Stock have been authorized by the Company to permit such conversion in respect thereof (the "Authorization Notice Date"). In
                                         -------------------------
addition, the Company shall pay to the Holder payments ("Conversion Default
                                                         ------------------
Payments") for a Conversion Default in the amount of (x) the Excess Amount,
--------
multiplied by (y) .24, multiplied by (z) (N/365), where N equals the number of days from the day the holder submits a Notice of Conversion giving rise to a Conversion Default (the "Conversion Default Date") to the date (the
                         -----------------------
"Authorization Date") that the Company authorizes a sufficient number of shares
 ------------------
of Common Stock to effect conversion of the Excess Amount. The Company shall use its best efforts to authorize a sufficient number of shares of Common Stock as soon as practicable following the earlier of (i) such time that the Holder notifies the Company or that the Company otherwise becomes aware that there are or likely will be insufficient authorized and unissued shares to allow full conversion thereof and (ii) a Conversion Default. The Company shall send notice to the Holder of the authorization of additional shares of Common Stock, the Authorization Date and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default Payments for each calendar month shall be paid in cash to the Holder by the fifth (5th) Business Day of the month following the month in which it has accrued. Nothing herein shall limit the Holder's right to pursue actual damages (to the extent in excess of the Conversion Default Payments) for the Company's failure to maintain a sufficient number of authorized shares of Common Stock, and each Holder shall have the right to pursue all remedies available at law or in equity (including decree of specific performance and/or injunctive relief).

          4.9  Compliance With Governmental Requirements; NASDAQ Limitation. The
               ------------------------------------------------------------
Company covenants that if any shares of Common Stock required to be reserved for purposes of conversion of Debentures hereunder require registration with or approval of any governmental authority under any Federal or state law, or any national securities exchange, before such shares may be issued upon conversion, the Company will use its best efforts to cause such shares to be duly registered or approved, as the case may be.

          If on any date (the "Determination Date") (a) the Common Stock is listed for trading on Nasdaq or the Nasdaq National Market, (b) the Conversion Price then in effect is such that the sum of (x) the aggregate number of shares of Common Stock that would then be issuable upon conversion in full of the then outstanding principal amount of the Debentures and exercise in full of the Warrants as if all such Debentures were converted and such Warrants were exercised on such Determination Date (without regard to any limitations on conversions) and as payment of interest thereon, and (y) the aggregate number of shares of Common Stock issued to the Purchasers upon any prior conversion of the Debentures or exercise of the Warrants, would equal or exceed 20% of the number of shares of the Common Stock outstanding on the date hereof (such number of shares as would not equal or exceed such 20% limit, the "Issuable Maximum"), and
                                                         ----------------
(c) the Company shall not have previously obtained the vote of the shareholders of the Company (the "Shareholder Approval"), if any, as may be required by the
                     --------------------
applicable rules and regulations of Nasdaq (or any successor entity) to approve the issuance of shares of Common Stock in excess of the Issuable Maximum in a private placement whereby shares of Common Stock are deemed to have been issued at a price that is less than the greater of book value or fair market value of the Common Stock, then with respect to the aggregate principal amount of the Debentures then held by the Holders for which a conversion in accordance with the Conversion Price would result in an issuance of shares of Common Stock in excess of such Holder's pro rata allocation (as described below) of the Issuable Maximum (the "Excess Principal"), the Company may elect to prepay cash to the
              ----------------
Holders in an amount equal to the Non-Conversion Prepayment Amount with respect to such Excess Principal. Any such election by the Company must be made in writing to the Holders within five (5) Trading Days after the Determination Date and the payment of such Non-Conversion Prepayment Amount must be made in full to the Holders within ten (10) Business Days after the date such notice is delivered. If the Company does not deliver timely a notice of its election to prepay under this Section or shall, if it shall have delivered such a notice, fail to pay the prepayment amount hereunder within ten (10) Business Days thereafter, then the Majority Holders shall have the option by written notice to the Company, to declare any such notice given by the Company, if given, to be null and void and require the Company to either: (i) use its best efforts to obtain the Shareholder Approval applicable to such issuance as soon as is possible, but in any event not later than the 60th day after such request unless the Company has previously used its best efforts to, but has failed to, obtain such approval (provided, that if the Company shall fail to obtain the Shareholder Approval during such 60-day period, the Holder may demand the cash payment set forth in Section 4.9(ii) herein) or (ii) pay cash to such Holder, within five (5) Business Days of such Holder's notice, in an amount equal to the Non-Conversion Prepayment Amount for such Holder's portion of the Excess Principal. The payment of the Non-Conversion Prepayment Amount to each Holder pursuant to this Section shall be determined on a pro rata basis upon the principal amount of the Debentures held by such Holder on the Determination Date which is in excess of the pro rata allocation of the Issuable Maximum. If the Company fails to pay the Non-Conversion Prepayment Amount in full pursuant to this Section within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of 20% per annum to the converting Holder, accruing interest daily from the date of conversion until such amount, plus all such interest thereon, if any, is paid in full. Until the Company has received the Shareholder Approval no Holder of the Debentures shall be issued, upon conversion of Debentures, shares of Common Stock in an amount greater than such Holder's allocated portion of the Issuable Maximum pursuant to Section 4.13.

     Notwithstanding anything to the contrary in this Debenture, in no event shall the Company be required to issue shares of Common Stock upon conversion of the Debentures if such issuance would violate the rules of Nasdaq or the Nasdaq National Market.

          4.10  Fractional Shares.  Upon a conversion hereunder, the Company
                -----------------
shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

          4.11  Payment of Tax Upon Issue or Transfer.  The issuance of
                -------------------------------------
certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          4.12  Notices. Any notice or other communication required or permitted
                -------
to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 4:00 p.m. EST where such notice is to be received), or the first Business Day following such delivery (if received after 4:00 p.m. EST where such notice is to be received) or (b) on the second Business Day following the date of mailing by overnight courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to Boston Life Sciences, Inc., 137 Newbury Street, 8th Floor, Boston, MA, 02166, Attn: Joseph Hernon, Chief Financial Officer, fax no. (617) 425-0996 with copies to Ropes & Gray, One International Place, Boston, MA 02110-2624, Attn: Steven A. Wilcox, Esq., fax no. (617) 951-7050, and (ii) if to any Holder to the address set forth on Schedule II to the Purchase Agreement with copies to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, Attn: James Kaye, fax no. (212) 872-1002 or such other address as may be designated in writing hereafter, in the same manner, by such Person.

          4.13  Allocation of Reserved Amount and Issuable Maximum. The Reserved
                --------------------------------------------------
Amount and Issuable Maximum shall be allocated pro rata among the Purchasers based on the principal amount of Debentures issued to each Purchaser pursuant to the Purchase Agreement. Each increase to the Reserved Amount and Issuable Maximum shall be allocated pro rata among the Purchasers based on the principal amount of Debentures held by each Purchaser at the time of the increase in the Reserved Amount and Issuable Maximum. In the event a Purchaser shall sell or otherwise transfer any of such Purchaser's Debentures, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount and Issuable Maximum. Any portion of the Reserved Amount and Issuable Maximum which remains allocated to any person or entity which does not hold any Debentures shall be allocated to the remaining Purchasers, pro rata, based on the principal amount of such Debentures then held by such Purchasers.


                                   ARTICLE V

                              OPTIONAL REDEMPTION

          5.1   Optional Redemption. The Debenture will not be redeemable at the
                -------------------
option of the Company prior to the first anniversary of the Closing Date. So long as (i) no Event of Default (or any event that with the passage of time or giving of notice or both would constitute an Event of Default) shall have occurred and be continuing and no Determination Date shall have occurred with respect to which any amounts due to the Holder pursuant to Section 4.9 above shall not have been paid in full, (ii) any Registration Statement required to be filed and be effective pursuant to the Registration Rights Agreement is then in effect and has been in effect and sales of all of the Registrable Securities can be made thereunder for at least twenty (20) days prior to the Redemption Notice Date (as defined below) and (iii) the Company has a sufficient number of authorized shares of Common Stock reserved for issuance upon full conversion of the Debentures, the principal amount of the Debenture will be redeemable at the option of the Company, in whole at any time or in part from time to time after the first anniversary of the Closing Date, at a price equal to the then outstanding principal amount of the Debenture or the portion thereof then being redeemed (a "Redemption Price") (expressed in percentages of the principal
             ----------------
amount thereof) in each case together with all accrued and unpaid interest and other amounts due in respect thereof to the Redemption Date (as defined below) (subject to the right of the Holder on the Record Date to receive interest due on the Interest Payment Date if sooner than the Redemption Date).

          5.2   Mechanics of Redemption.  The Company shall exercise its right
                -----------------------
to redeem by delivering written notice by facsimile and overnight courier ("Notice of Company Redemption") to each Holder (the first full Business Day
  ----------------------------
following such notice being referred to herein as the "Redemption Notice Date").
                                                       ----------------------
Such Notice of Company Redemption shall indicate (A) the maximum, if any, aggregate dollar amount of Redemption Price which the Company will pay for such Redemption, (B) each Holder's pro rata allocation of such maximum amount, (C) the Redemption Price, and (D) confirm the date

("Redemption Date") the Company shall effect the Redemption, which date shall be
  ---------------
not less than ten (10) Business Days and not more than sixty (60) calendar days after the Redemption Notice Date. If the Company elects not to redeem all the Debentures outstanding, the Company shall allocate for redemption from each Holder an amount of the Redemption Price equal to such Holder's pro rata amount (based on the principal amount of the Debenture held by such Holder on the date of the Notice of Company Redemption relative to the total principal of the Debentures outstanding on such date). Notwithstanding anything in this Section 5, the Company (i) shall convert any portion of this Debenture not subject to such Notice of Company Redemption if a Conversion Notice for such portion of this Debenture is delivered to the Company in accordance with Section 4, and
(ii) shall convert all or any portion of this Debenture subject to such Notice of Company Redemption if a Conversion Notice for such portion of this Debenture is delivered in accordance with Section 4 at least two (2) Business Days before the Redemption Date; provided, however that in the case of (ii), if a Reset Event specified in Section 4.2(b)(ii) or Section 4.2(b)(iii) shall have occurred within the ten (10) Business Days immediately preceding or following the Redemption Notice Date, the applicable Conversion Price in respect of such conversion shall be treated as not having been adjusted as the result of such Reset Event.

          5.3   Payment of Redemption Price.  The Company shall pay the
                ---------------------------
applicable Redemption Price to the Holder of the Debentures being redeemed in cash on the Redemption Date. If the Company shall fail to pay the applicable Redemption Price to such Holder on the Redemption Date, in addition to any remedy such Holder may have under this Debenture and the Purchase Agreement, such unpaid amount shall bear interest at the Default Rate until paid in full. Until the Company pays such unpaid applicable Redemption Price in full to each Holder, each Holder of Debentures submitted for redemption pursuant to this
Section 5 and for which the applicable Redemption Price has not been paid, shall have the option, in lieu of redemption exercised by sending written notice thereof to the Company (the "Void Redemption Notice"), (A) to require the
                             ----------------------
Company to promptly return to such Holder all of the Debentures that were submitted for redemption by such Holder under this Section 5 and for which the applicable Redemption Price has not been paid or (B) to convert those Debentures for which the applicable Redemption Price has not been paid at a Conversion Price equal to the lesser of (I) the Conversion Price applicable to such conversion on the Redemption Date and (II) the lowest Per Share Market Value from the Redemption Date to the date the Holder gives a Void Redemption Notice. Upon the Company's receipt of such Void Redemption Notice(s), (i) the redemption shall be null and void with respect to those Debentures submitted for redemption by such Holders and for which the applicable Redemption Price has not been paid,
(ii) as provided by such Void Redemption Notice, the Company shall immediately either (a) return any Debentures submitted to the Company by such Holders for redemption under this Section 5 and for which the applicable Redemption Price has not been paid or (b) convert such Debentures into Common Stock at a Conversion Price equal to the lesser of (I) the Conversion Price applicable to such conversion on the date on which such Debentures were originally presented for redemption and (II) the lowest Per Share Market Value from the Redemption Date to the date the Holder gives a Void Redemption Notice. If the Company fails to timely effect a redemption in accordance with this Section 5, the Company shall not be allowed to submit another Notice of Company Redemption within the thirty (30) days following the date such Holders gave a Void Redemption Notice, without the prior written consent of the Majority Holders.

          If the Company chooses to redeem all or any portion of the Debentures pursuant to this Section 5, the Company shall issue such number of the Company's Class A Warrants equal to the product of (i) the product (a) 725,000 and (b) the quotient of (1) the principal amount of this Debenture over (2) 8,000,000, and
(ii) the quotient of (a) the principal amount of this Debenture for which the Company is submitting a Notice of Company Redemption over (b) the original principal amount of this Debenture.

                                  ARTICLE VI

                             MANDATORY CONVERSION


          6.1   Mandatory Conversion.

          a.    Mandatory Conversion Events.  This Debenture is convertible at
                ---------------------------
the option of the Company from time to time, to the extent and subject to the conditions set forth in this Article VI (the "Mandatory Conversion") as follows:
                                              --------------------
(i) The entire outstanding principal amount of this Debenture plus interest accrued is convertible in whole or in part if the Per Share Market Price of the Common Stock exceeds $9.25 for any twelve (12) consecutive Trading Days (the "Mandatory Total Conversion Event") (ii) in addition, $1,000,000 of the
 --------------------------------
principal amount of the Debentures is convertible if the Per Share Market Price of the Common Stock equals or exceeds $6.00 for any four (4) consecutive Trading Days; (iii) in addition, an additional $1,000,000 of the principal amount of the Debentures outstanding is convertible if the Per Share Market Price of the Common Stock equals or exceeds $6.50 for any three (3) consecutive trading Days; and (iv) in addition, an additional $1,000,000 of the principal amount of the Debentures outstanding is convertible if the Per Share Market Price of the Common Stock equals or exceeds $7.00 for any three (3) consecutive Trading Days (each of clauses (ii), (iii) and (iv), a "Mandatory Partial Conversion Event"
                                          ----------------------------------
and together with the Mandatory Total Conversion Event, the "Mandatory
                                                             ---------
Conversion Events".
-----------------

          b.    Mandatory Conversion Notice. Subject to the conditions set forth
                ---------------------------
in Section 6.1(a), so long as (i) no Event of Default (or any event that with the passage of time or giving of notice or both would constitute an Event of Default) shall have occurred and be continuing, (ii) any Registration Statement required to be filed and be effective pursuant to the Registration Rights Agreement is then in effect and has been in effect and sales of all of the Registrable Securities can be made thereunder for at least twenty (20) days prior to the Mandatory Conversion Notice Date (as defined below) and (iii) the Company has a sufficient number of authorized shares of Common Stock reserved for issuance upon full conversion of the Debentures, upon ten (10) Business Days' prior written notice to the Holder (a "Mandatory Conversion Notice"), the
                                             ---------------------------
portion of the principal amount of the Debentures indicated in the applicable clause of 6.1(a) may be converted by the Company, in whole or in part, into shares of Common Stock at the Conversion Price in effect on the date of such notice.

          6.2   Mechanics of Mandatory Conversion.  The Company shall exercise
                ---------------------------------
its right to cause a Mandatory Conversion hereunder by delivering its Mandatory Conversion Notice by facsimile and overnight courier to each Holder (such date that the Mandatory Conversion Notice is given on, the "Mandatory Conversion
                                                       --------------------
Notice Date"), no later than twenty (20) Business Days after the occurrence of a
-----------
Mandatory Conversion Event. Such Mandatory Conversion Notice shall indicate (a) the Conversion Price, (b) the number of shares of Common Stock that each Holder shall receive as a result of the Mandatory Conversion and (c) a confirmation of the date that the Company shall effect the Mandatory Conversion and issue shares of Common Stock to the Holders (the "Mandatory Conversion Date"), which shall be
                                     -------------------------
no sooner than five (5) Business Days or later than ten (10) Business Days after the receipt of the Mandatory Conversion Notice by the Holder. The Company shall issue the Common Stock on the Mandatory Conversion Date. The Mandatory Conversion shall be subject to the provisions set forth in Section 4.4, mutatis mutandis.

                                  ARTICLE VII

                                 MISCELLANEOUS

          7.1   Modification of Debentures.  This Debenture may be modified
                --------------------------
without prior notice to any Holder upon the written consent of the Company and the Majority Holders. The Majority Holders may waive compliance by the Company with any provision of this Debenture without prior notice to any Holder. However, without the consent of each Holder affected, an amendment, supplement or waiver may not (1) reduce the amount of Debentures whose Holders must consent to an amendment, supplement or waiver, (2) reduce the principal amount of or extend the fixed maturity of any Debenture or (3) make any Debenture payable in money or property other than as stated in the Debentures.

          7.2   Miscellaneous. This Debenture shall be governed by and construed
                -------------
and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Debenture, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice. The Holder of this Debenture by acceptance of this Debenture agrees to be bound by the provisions of this Debenture which are expressly binding on such Holder.

          7.3   Rank.  Except as expressly provided herein, no provision of this
                ----
Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the time, place, and rate, and in the coin or currency (or, as provided herein, in Common Stock), herein prescribed. This Debenture is a direct obligation of the Company. Except as otherwise provided herein, the Company may not voluntarily prepay the outstanding principal amount of the Debenture.

          7.4   Debentures Owned by Company Deemed Not Outstanding.  In
                --------------------------------------------------
determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent or waiver under this Debenture, Debentures which are owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that any Debentures owned by the Purchasers shall be deemed outstanding for purposes of making such a determination. Debentures so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Company the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or an Affiliate of the Company.

          7.5   Notice to Holders Prior to Taking Certain Types of Action.  In
                ---------------------------------------------------------
case:

          a. the Company shall authorize the issuance, at any time from and after the Original Issue Date, to all holders of any class or series of its Capital Stock, of rights or warrants to subscribe for or purchase shares of its Capital Stock or of any other right;

          b. the Company shall authorize, at any time from and after the Original Issue Date, the distribution to all holders of any class or series of its Capital Stock, of evidences of its indebtedness or assets;

          c. the Company shall declare a dividend (or other distribution) on its Common Stock or the Company shall declare a special nonrecurring dividend on or a redemption of its Common Stock;

          d. of any subdivision, combination or reclassification of any class or series of Capital Stock of the Company at any time from and after the Original Issue Date or of any consolidation or merger to which the Company is a party and for which approval by the shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

          e. of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the Holders of this Debenture, at their last addresses as they shall appear upon the registration books of the Company, at least 10 days prior to the applicable record date hereinafter specified, a notice stating (i) the date as of which the holders of record of such class or series of Capital Stock are to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action is expected to become effective, and the date as of which it is expected that holders of record of such class or series of Capital Stock record shall be entitled to exchange their stock for securities or other property, if any, deliverable upon such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action.

          The failure to give the notice required by this Section 7.5 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action, or the vote upon any of the foregoing.

          7.6   Effect of Headings.  The Section headings herein are for
                ------------------
convenience only and shall not affect the construction hereof.

          7.7   No Rights as Stockholder.  This Debenture shall not entitle the
                ------------------------
Holder to any rights as a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive notice of, or attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

          7.8   Failure or Indulgence Not Waiver.  No failure or delay on the
                --------------------------------
part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of this 22nd day of September, 1999.



                                        BOSTON LIFE SCIENCES, INC.



                                        By _________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT A


                          BOSTON LIFE SCIENCES, INC.
                               CONVERSION NOTICE

Reference is made to the Debenture issued by Boston Life Sciences, Inc. (the "Debenture"). In accordance with and pursuant to the Debenture, the undersigned
 ---------
hereby irrevocably elects to convert the principal amount of the Debenture, indicated below into shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, by tendering the Debenture specified below as
 ------------
of the date specified below.



Date of Conversion:___________________________________________________________

Aggregate Principal Amount to be converted:___________________________________

Debenture no(s). of Debenture to be converted:________________________________

Please confirm the following information:

Conversion Price:_____________________________________________________________

Number of shares of Common Stock to be issued:________________________________

Please issue the Common Stock into which the Debenture is being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to:_____________________________________________________________________
Facsimile Number:_____________________________________________________________
Authorization: By:______________________________
Title:

Dated:_______________________________

Account Number (if electronic book entry transfer):___________________________ Transaction Code Number (if electronic book entry transfer):__________________